SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         August 5, 2002

AGCO CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-12930	58-1960019

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4205 River Green Parkway, Duluth, Georgia	30096

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code       (770) 813-9200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

SIGNATURES
EXHIBIT INDEX
Sworn Statements

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits. The following exhibit is being furnished under Item 9 of this Report:

99.1	Sworn statements of Robert J. Ratliff, the Registrant’s principal executive officer, and Andrew H. Beck, the Registrant’s principal financial officer, as filed on August 5, 2002 with the Securities and Exchange Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

Item 9. Regulation FD Disclosure.

     This Report and the attached exhibit are being furnished pursuant to Regulation FD. On August 5, 2002, Robert J. Ratliff, the Registrant’s principal executive officer, and Andrew H. Beck, the Registrant’s principal financial officer, each filed with the Securities and Exchange Commission (the “Commission”) the sworn statements required by the Commission’s June 27, 2002 Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (File No. 4-460). A copy of the sworn statements is attached as Exhibit 99.1.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGCO CORPORATION (Registrant)

Dated: August 5, 2002	By:	/s/ Andrew H. Beck

Andrew H. Beck Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

99.1	Sworn statements of Robert J. Ratliff, the Registrant’s principal executive officer, and Andrew H. Beck, the Registrant’s principal financial officer, as filed on August 5, 2002 with the Securities and Exchange Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

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